SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

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                                   AZZAD FUNDS
                (Name of Registrant as Specified In Its Charter)
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

July 22, 2002

Dear Shareholder:

     Your Board of Trustees is recommending two proposals that the Trustees believe will improve the management and operations of Azzad/Dow Jones Ethical Market Fund (the "Fund"). The Fund was established in the year 2000 to provide investors with an investment vehicle that operates consistent with Islamic law. First, we are seeking shareholder approval of a new investment advisory contract between the Fund and Azzad Asset Management, Inc. ("Azzad"). The Trustees are also seeking your approval of a new investment sub-advisory contract between Azzad and Wright Investors' Service, Inc. ("Wright").

     Azzad, the Fund's current adviser, is an investment adviser that has been in business since 1997 and focuses on providing advisory services pursuant to Islamic principles. Azzad's management incorporates oversight of Fund investments by a highly qualified Shari`ah Supervisory Board. Wright is an investment adviser that has been in business since 1960 and has significant experience managing investment portfolios.

     A special meeting of Fund shareholders is being held on August 5, 2002 to consider the proposals. If you owned Fund shares at the close of business on June 30, 2002, you are entitled to vote at the meeting. THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THESE PROPOSALS.

     Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid envelope or fax it to us at (281) 444-5929. If you have additional questions regarding the proposal, please contact Champion Fund Services at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas, 77014 by mail or by calling (877) 881-2750.

Very truly yours,

AZZAD/DOW JONES ETHICAL MARKET FUND

/s/ Qamaruddin Ali Yar Khan
---------------------------
Qamaruddin Ali Yar Khan
President

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                            (A SERIES OF AZZAD FUNDS)

                          3130 FAIRVIEW PARK, SUITE 130
                          FALLS CHURCH, VIRGINIA 22042

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 22, 2002

TO THE SHAREHOLDERS:

     A special meeting of shareholders of Azzad/Dow Jones Ethical Market Fund ("Fund"), a series of Azzad Funds ("Trust"), will be held on August 5, 2002, at 1:00 p.m., Eastern Time, at 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia, 22042, for the following purposes:

     (1) To approve a new advisory agreement between the Trust, on behalf of the Fund, and Azzad Asset Management, Inc.;

     (2) To approve a new sub-advisory agreement for the Fund between Azzad Asset Management, Inc. and Wright Investors' Service, Inc.; and

     (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on June 30, 2002. If you attend the meeting, you may vote your shares in person.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR FAX IT TO (281) 444-5929.

     In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing or faxing your proxy card promptly. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                        By order of the Board of Trustees,

                                        Sabina Qadir
                                        SECRETARY

July 22, 2002

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                             A SERIES OF AZZAD FUNDS

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 AUGUST 5, 2002

INTRODUCTION

     This Proxy Statement is furnished to the shareholders of Azzad/Dow Jones Ethical Market Fund, a series of Azzad Funds ("Trust"), in connection with the Board of Trustees' solicitation of proxies to be used at the Special Meeting of the Shareholders of the Fund to be held on August 5, 2002 at 1:00 P.M., Eastern Time, at Azzad Asset Management, Inc., 3130 Fairview Park Drive, Suite 130, Falls Church, VA, 22042, or any adjournment or adjournments thereof. This Proxy Statement and related proxy card will first be mailed to shareholders on or about July 22, 2002.

     The shareholders of the Fund are being asked to consider the approval of a new advisory and a new sub-advisory agreement for the Fund. The new advisory agreement is between the Trust, on behalf of the Fund, and Azzad Asset Management, Inc., the Fund's adviser ("Adviser"). The new sub-advisory agreement is between Azzad Asset Management, Inc. and Wright Investors' Service, Inc.

     On April 8, 2002, the Fund's portfolio manager resigned from his position with the Adviser. At that time, the Adviser wished to hire a sub-adviser to manage the Fund's portfolio however, the then-existing advisory agreement did not give the Adviser authority to hire a sub-adviser. Therefore, on April 8, 2002, the Board of Trustees terminated the Fund's then-existing advisory agreement and approved an Interim Advisory Agreement between the Fund and the Adviser. The Interim Advisory Agreement authorized the Adviser to delegate Fund advisory responsibilities to one or more sub-advisers. At the same time, the Trustees approved an Interim Sub-Advisory Agreement between the Adviser and Pauze Swanson Capital Management Co.

     Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fund advisory agreement must be approved by shareholders owning a majority of the fund's outstanding securities. However, the Investment Company Act allows Trustees of a fund to approve an interim agreement if an advisory agreement terminates. An interim agreement can have a duration of no greater than 150 days following the date on which the previous agreement terminates. The Trustees approved both the Interim Advisory Agreement and the Interim Sub-Advisory Agreement on April 8, 2002. Therefore, these agreements will terminate in September of 2002. Accordingly, the Trustees are requesting that shareholders approve a New Advisory Agreement and a New Sub-Advisory Agreement for the Fund.

                                   PROPOSAL 1:
            APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN AZZAD ASSET
                         MANAGEMENT, INC. AND THE FUND

BACKGROUND
----------

On April 8, 2002, the Board of Trustees of the Fund approved the Interim Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. Shareholders of the Fund have not approved the Interim Advisory Agreement. The Adviser is serving as adviser to the Fund under the Interim Advisory Agreement for 150 days or, if earlier, until a new advisory agreement is approved by the shareholders of the Fund. The Interim Advisory Agreement is substantially identical in all material respects to the previous agreement with the Adviser, except for the ability to hire a sub-adviser and the dates of its execution, effectiveness and termination. The Board of Trustees is requesting that the shareholders approve a new Advisory Agreement between the Adviser and the Trust.

THE INTERIM ADVISORY AGREEMENT
------------------------------

     Under the Interim Advisory Agreement dated April 8, 2002, the Adviser is supervising the investments of the Fund in accordance with the investment objective, policies and restrictions of the Fund, as set forth in the Fund's governing documents, any limitations or restrictions imposed by Islamic Shari`ah law as interpreted by the Islamic Shari`ah Supervisory Board, and any other limitations, policies and procedures that the Trustees may impose from time to time in writing to the Adviser.

     Under the Interim Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and the costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees at the time any meeting is called to be convened for the primary benefit of the Adviser. The Fund assumes and pays all other expenses.

     For its services, the Adviser receives an advisory fee at an annual rate of 1.0% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2002, the Adviser received $800.25 from the Fund as an advisory fee.

     A separate Expenses Agreement entered into between the Adviser and the Trust provides that for a ten-year period beginning on the date the agreement is executed, the Adviser agrees to waive all or a portion of its management fees and/or reimburse the Fund for the operating expenses it incurs during that period, but only to the extent necessary to maintain total annual operating expenses at 2.25% of the Fund's average daily net assets for that period. For purposes of the Expenses Agreement, operating expenses excludes brokerage costs, borrowing costs, taxes, litigation and other extraordinary expenses.

     The Interim Advisory Agreement further provides that the Adviser shall not be liable to the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Interim Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. In addition, each of the Adviser and the Trust, agrees to indemnify and hold harmless the other party against losses arising out of the other party's performance or non-performance of any duties under the Interim Advisory Agreement. Nothing contained in the Interim Advisory Agreement, however, shall be construed to protect the either party against any liability by reason of the party's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Interim Advisory Agreement.

THE NEW ADVISORY AGREEMENT
--------------------------

     The terms and conditions of the New Advisory Agreement are substantially identical in all material respects to those of the Interim Advisory Agreement, except that the dates of their execution, effectiveness and termination are different.

     For its services, pursuant to the New Advisory Agreement, the Adviser would receive an advisory fee at an annual rate of 1.0% of the average daily net assets of the Fund. This fee is the same as the fee that the Adviser currently receives from the Fund pursuant to the Interim Advisory Agreement. The current arrangements described above, by which the Adviser waives all or a portion of its management fees and/or reimburses the Fund for operating expenses, will continue under the New Advisory Agreement. Like the Interim Advisory Agreement, the New Advisory Agreement permits the Adviser to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. An explanation of the Fund's brokerage policies is set forth in Section 2.(b) of Exhibit A.

     The New Advisory Agreement will become effective upon shareholder approval. The New Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon ten days' written notice to the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment.

     The New Advisory Agreement for the Fund is attached as Exhibit A. You should read the agreement. The description of the agreement in this Proxy Statement is only a summary.

AZZAD INVESTMENT MANAGEMENT, INC.
---------------------------------

     Azzad Asset Management, Inc. is an investment adviser that specializes in managing investment portfolios pursuant to Islamic principles. Azzad's principal business address is 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia, 22042. Azzad is a Delaware Corporation. As of May 1, 2002, Messrs. Ziad Al-Bassam (25 % ownership), Bashar Qasem (30% ownership), Khalid Al-Subaihi (18% ownership) and Khalid Zainy (20% ownership) exercise voting control over Azzad -- the Adviser. The names and addresses of these individuals appear in the chart below.

------------------------------------------------------------------------
Owners of ten percent or more of      Address:
Azzad's outstanding voting
securities:
------------------------------------------------------------------------
Ziad Al-Bassam                        P.O. Box: 1829
                                      Jeddah 21441
                                      Saudi Arabia
------------------------------------------------------------------------
Khalid Al-Subaihi                     Al-Irshad Printing Press
                                      P.O. Box 24087
                                      Safat    13101
                                      Kuwait
------------------------------------------------------------------------
Khalid Zainy                          P.O. Box 5910
                                      Jeddah   Saudi Arabia
------------------------------------------------------------------------
Bashar Qasem                          3130 Fairview Park Drive
                                      Suite 130
                                      Falls Church, VA  22042
------------------------------------------------------------------------

     The name, address and principal occupation of each principal executive officer and each director of Azzad are listed in the chart below.

--------------------------------------------------------------------------------------------------------------------
NAME:                           POSITION:                  ADDRESS:                         PRINCIPAL OCCUPATION:
--------------------------------------------------------------------------------------------------------------------
Bashar Qasem                    President, Chief           3130 Fairview Park Drive         Operating manager
                                Executive Officer and      Suite 130
                                Director                   Falls Church, VA  22042
--------------------------------------------------------------------------------------------------------------------
Jamal ElBarmil                  Vice President of          3130 Fairview Park Drive         Information technology
                                Technology                 Suite 130                        expert
                                                           Falls Church, VA  22042
--------------------------------------------------------------------------------------------------------------------
Ziad Al-Bassam                  Director                   P.O. Box 1829                    Owner - publishing
                                                           Jeddah 21441                     company
                                                           Saudi Arabia
--------------------------------------------------------------------------------------------------------------------
Khalid Al-Subaihi               Director                   Al-Irshad Printing Press         Owner - press company
                                                           P.O. Box 24087
                                                           Safat  13101
                                                           Kuwait
--------------------------------------------------------------------------------------------------------------------
Khalid Zainy                    Director                   P.O. Box 5910                    Owner - food
                                                           Jeddah  21441                    distribution company
                                                           Saudi Arabia
--------------------------------------------------------------------------------------------------------------------

                                   PROPOSAL 2:

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
                WRIGHT INVESTORS SERVICES, INC. AND THE ADVISER

BACKGROUND
----------

     On April 8, 2002, when the Trustees approved the Interim Advisory Agreement between the Adviser and the Fund, they also approved the Interim Sub-Advisory Agreement between Pauze Swanson Capital Management Co. ("Pauze") and the Adviser. Shareholders of the Fund have not approved the Interim Sub-Advisory Agreement. Pauze is serving as interim sub-adviser to the Fund under the Interim Sub-Advisory Agreement for 150 days or, if earlier, until a new sub-advisory agreement is approved by the shareholders of the Fund. The Board of Trustees is requesting that the shareholders approve a New Sub-Advisory Agreement between Wright Investors' Service, Inc. and the Adviser.

THE INTERIM SUB-ADVISORY AGREEMENT
----------------------------------

     The Adviser has entered into the Interim Sub-Advisory Agreement, dated April 8, 2002, with Pauze. Pauze is serving pursuant to the Interim Sub-Advisory Agreement for 150 days or, if earlier, until a new sub-advisory agreement is approved by shareholders of the Fund. Under the Interim Sub-Advisory Agreement, Pauze provides portfolio management services to the Fund and is responsible for making day-to-day investment decisions and engaging in portfolio transactions. Pauze receives a fee from the Adviser (not the Fund) equal to an annual rate of 0.30% of the Fund's average daily net assets, with a minimum payment of $9,000 per year. During the period for which Pauze served as sub-adviser to the Fund, Pauze received from the Adviser a sub-advisory fee of $2,250.00. If the New Sub-Advisory Agreement had been in effect during that period, the new sub-adviser would have received from the Adviser a sub-advisory fee of $1,250.00.

     During the fiscal year ended June 30, 2002, the Fund paid to Champion Fund Services $47,500.00 for administrative services to the Fund, and the Fund paid to CFS Distributors, Inc. $166.29 for distribution services to the Fund. Both Champion Fund Services and CFS Fund Distributors, Inc. are affiliated with Pauze. Although Pauze will no longer act as sub-adviser, the services provided to the Fund by Champion Fund Services and CFS Fund Distributors, Inc. will continue if the New Advisory Agreement and New Sub-Advisory Agreement are approved.

     The Interim Sub-Advisory Agreement provides that Pauze shall not be liable to the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Interim Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Nothing contained in the Interim Sub-Advisory Agreement, however, shall be construed to protect Pauze, as sub-adviser, against any liability to the Fund or the Fund's shareholders by reason of Pauze's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Interim Sub-Advisory Agreement.

PAUZE SWANSON CAPITAL MANAGEMENT CO.
------------------------------------

     Pauze Swanson Capital Management Co. currently serves as the Fund's interim sub-adviser pursuant to the Interim Sub-Advisory Agreement. Pauze's principal business address is 14340 Torrey Chase Blvd., Houston, Texas, 77014. Pauze is a Texas corporation. Philip Pauze is the controlling shareholder. Mr. Pauze's address is 14340 Torrey Chase Blvd., Houston, Texas, 77014.

     The name, address and principal occupation of the principal executive officer and each director of Pauze are listed in the chart below.

-------------------------------------------------------------------------------------------------------------------
NAME:                           POSITION:                  ADDRESS:                         PRINCIPAL OCCUPATION:
-------------------------------------------------------------------------------------------------------------------
Philip C. Pauze                 Chairman                   14340 Torrey Chase, Suite 170,   Consultant
                                                           Houston, TX 77014
-------------------------------------------------------------------------------------------------------------------
Stephen P. Pauze                President                  14340 Torrey Chase, Suite 170,   Portfolio Manager
                                                           Houston, TX 77014
-------------------------------------------------------------------------------------------------------------------


THE NEW SUB-ADVISORY AGREEMENT
------------------------------

     The Trustees propose that shareholders approve the New Sub-Advisory Agreement between Wright Investors' Service, Inc. ("Wright") and the Adviser. Under the New Sub-Advisory Agreement, once approved by the shareholders of the Fund, Wright will provide portfolio management services to the Fund and will be responsible for making day-to-day investment decisions and engaging in portfolio transactions. Wright would receive a fee from the Adviser (not the Fund) equal to an annual rate of 0.15% of the Fund's average daily net assets, with a minimum annual payment of ($5,000 per year). Like the Interim Sub-Advisory Agreement, the New Sub-Advisory Agreement permits the sub-adviser to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. An explanation of these brokerage policies is set forth in Section 3 of Exhibit B.

     The New Sub-Advisory Agreement will become effective upon shareholder approval. The New Sub-Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually in accordance with the requirements of the Investment Company Act as now in effect or as hereafter amended. The New Sub-Advisory Agreement may, upon sixty days' written notice, be terminated with respect to the Fund at any time, without the payment of any penalty, by the Adviser or Sub-Adviser, by the Trust's Board of Trustees, or by vote of shareholders owning a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, in any case on sixty days' prior written notice to the other party. The New Sub-Advisory Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Investment Company Act).

     The New Sub-Advisory Agreement provides that the Adviser agrees to indemnify the sub-adviser against losses and claims arising out of the Adviser's breach of any representation or warranty made pursuant to the New Sub-Advisory Agreement. Moreover, the Adviser agrees to indemnify the sub-adviser against losses and claims arising out of the Adviser's or the Fund's actions or omission not caused by the sub-adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties. Under the New Sub-Advisory Agreement, the Adviser also agrees to indemnify the sub-adviser against losses and claims arising from certain violations of intellectual property rights and untrue statements of material fact relating to the Fund.

     The New Sub-Advisory Agreement for the Fund is attached as Exhibit B. You should read the agreement. The description of the agreement in this Proxy Statement is only a summary.

WRIGHT INVESTORS' SERVICE, INC.
-------------------------------

     The proposed new sub-adviser, Wright Investors' Service, Inc. ("Wright"), is located at 440 Wheelers Farms Road, Milford, Connecticut, 06460. Wright is a Connecticut corporation and is a wholly owned subsidiary of The Winthrop Corporation ("Winthrop"), also a Connecticut corporation and also located at 440 Wheelers Farms Road, Milford, Connecticut, 06460. Wright is an independent professional investment management and advisory organization that has approximately $3 billion under management and provides investment services to institutional and individual clients.

     The name, address and principal occupation of each principal executive officer and each director of Wright are listed in the chart below.

NAME:                      POSITION:                 ADDRESS:                   PRINCIPAL OCCUPATION:
Peter M. Donovan           President, Chief
                           Executive Officer &       9 Gray Lane Westport, CT   Chief Executive Officer
                           Director                  06880

Judith R. Corchard         Executive Vice President  238 Hogsback Road Oxford,  Senior Investment Officer
                           & Director                CT  06478

Eugene J. Helm             Executive Vice President  40 Oakcrest Road Oxford,   Chief Operating Officer
                           & Director                CT  06478
                                                     92 Reservoir Avenue

H. Day Brigham, Jr.        Director                  Chestnut Hill, MA  02167   Retired
                                                     173 So. Park Avenue

George L. Rommel           Director                  Easton, CT  06612          Retired
                                                     901 Fairfield Beach Road

Vincent M. Simko           Director                  Fairfield, CT  06430       Attorney
                                                     179 Northwood Road

George Taylor              Director                  Fairfield, CT  06432       Retired
                                                     345 Governors Lane

Mildred G. Wright          Director                  Fairfield, CT  06430       None

     Established more than 40 years ago, Wright is an internationally recognized firm headquartered in Milford, Connecticut, with offices in Florida and Illinois. Wright offers its clients the opportunity to meet their investment objectives through individually managed securities portfolios or via a portfolio selected from Wright's family of mutual funds. Wright also provides investment advice and services to banks and insurance companies, and other institutional investors worldwide.

     Wright will assign a professional team of portfolio managers to manage the Fund. The team will be led by George F. Faherty, CFA, Senior Vice President - Equity Management. Mr. Faherty received a BBA in Management from the University of Notre Dame and an MBA in Finance from Fairleigh Dickinson University. Before joining Wright in 2000, Mr. Faherty was with Chase Manhattan Bank as a Vice President/Portfolio Manager and a Team Leader and supervisor of five portfolio managers. He personally managed globally balanced portfolios totaling $1.9 billion, specializing in non-U.S. markets. Prior to his association with Chase, Mr. Faherty was with Commerzbank Capital Markets Corporation where he was a portfolio manager responsible for assets of $250 million for European and Latin American private clients. Mr. Faherty began his career at ValueLine. He is a member of the New York Society of Security Analysts.

              EVALUATION BY THE BOARD OF TRUSTEES OF BOTH PROPOSALS

     At a meeting of the Board of Trustees held on July 2, 2002, the Board reviewed materials provided by the Adviser and Wright, including a description of their respective organizations, biographical information on their management personnel, and performance information. In considering adoption of the New Advisory Agreement and the New Sub-Advisory Agreement, the Board of Trustees of the Fund considered, among other things, the following factors: (1) the nature, quality and scope of services to be provided by the Adviser and Wright to the Fund; (2) the Adviser's and Wright's capacity to provide the advisory services to be performed; (3) the fairness of all the contract terms; (4) the Fund's performance; (5) the existence of any "fall-out" benefits to the Adviser or Wright, including research services provided to Wright by brokers in exchange for trades placed with the broker; and (6) the comparison of the advisory fees to those of similar funds.

     In reviewing the New Advisory Agreement and the New Sub-Advisory Agreement described above, the Board considered that the New Advisory Agreement has the same advisory fee as the Interim Advisory Agreement, and noted that the New Sub-Advisory Agreement has a lower sub-advisory fee than the Interim Sub-Advisory Agreement. The Board was informed that the New Advisory Agreement would be substantially similar to the Interim Advisory Agreement except for dates of effectiveness and termination, and that the New Sub-Advisory Agreement would be similar to the Interim Sub-Advisory Agreement except for the fee, the dates of effectiveness and termination and the representations, warranties and indemnification made by the Adviser for the benefit of the Sub-Adviser.

     The Board also considered that the Adviser recommended Wright to be the sub-adviser to the Fund, subject to shareholders' approval, and noted that Wright has sufficient professional resources and experience managing mid- and large-cap equity portfolios according to the Shari'ah-based principles that the Fund is using. The Board also considered that the Fund would have access to a highly qualified team of portfolio managers. The Board obtained assurances from the representatives of the Adviser and Wright that the Adviser and Wright would provide advisory and other services to the Fund of a scope and quality at least equivalent, in the Board's judgment, to the scope and quality of services currently provided to the Fund. On the basis of the foregoing, the Board approved, and recommended that shareholders approve, the New Advisory Agreement and the New Sub-Advisory Agreement.

     If the shareholders do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, the Adviser and Pauze will continue to serve under the interim agreements and the Board of Trustees will consider what further actions to take in the best interests of the Fund shareholders.

          THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT
           TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
               APPROVAL OF THE NEW ADVISORY AGREEMENT AND THE NEW
                             SUB-ADVISORY AGREEMENT.

                          VOTING SECURITIES AND VOTING
                          ----------------------------

     The close of business on June 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting ("Record Date"). On that date, the Fund had 13,197.648 shares of common stock outstanding and entitled to vote. Each share of the Fund is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate fractions of one vote. Each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

     The holders of thirty percent of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting constitute a quorum for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy even though less than a quorum is present at the Meeting. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment.

     Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the New Sub-Advisory Agreement and of the proposed new management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions (and your shares are not held in street name), your shares will be voted "FOR" the proposals and "FOR" or "AGAINST" any other business which may properly arise at the meeting, in the proxies' discretion. You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

                        SECURITY OWNERSHIP OF MANAGEMENT
                        --------------------------------

     As of June 30, 2002, the Trustees and executive officers of the Fund, individually, and as a group, owned no shares of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 -----------------------------------------------

     Except as set forth below, the Fund does not know of any person, as of the Record Date, who owns beneficially more than 5% of the Fund's outstanding shares.

------------------------------------------------------------------------------------------------
SHAREHOLDER'S NAME/ADDRESS:    NUMBER OF OUTSTANDING SHARES        PERCENT OF OUTSTANDING SHARES
                               OWNED:                              BENEFICIALLY OWNED:
------------------------------------------------------------------------------------------------
Sarah Mohammed Farlow,         6,680.541 Shares                          50.62%*
Trustee FBO Katie
Ann Abeyta
1310 Joplin Street South
Salem, OR 97302
------------------------------------------------------------------------------------------------
Fahmi N. Qasem                 1,102.589 Shares                           8.35%
P.O.Box 141351
Amman  Jordan
------------------------------------------------------------------------------------------------
Islam M. Sheikh                1,116.801 Shares                           8.46%
15633 Mews Court
Laurel, MD  20707
------------------------------------------------------------------------------------------------
First Trust Corporation TTEE   785.952 Shares                            5.96%
Sharif Sami Youssef
P.O. Box 173301
Denver, CO  80217-3301
------------------------------------------------------------------------------------------------
First Trust Corporation TTEE   661.267 Shares                            5.01%
Mohammad Shoorbajee
P.O. Box 173301
Denver, CO  80217-3301
------------------------------------------------------------------------------------------------

* As the controlling shareholder, Sarah Mohammed Farlow could determine the outcome of the shareholder vote on both proposals.

                             PROXY COST AND DELIVERY
                             -----------------------

     The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of the Adviser.

                              OPERATION OF THE FUND
                              ---------------------

     The Fund is a diversified series of Azzad Funds ("Trust"), an open-end management investment company organized as a Massachusetts business trust on December 16, 1996. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains Azzad Asset Management, Inc., 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia, 22042, as the adviser and Pauze Swanson Capital Management Co., 14340 Torrey Chase Blvd., Houston, Texas, 77014, as the sub-adviser. The Fund retains Champion Fund Services to manage the Fund's business affairs, provide the Fund with administrative services and act as the Fund's transfer agent and fund accountant. The Fund retains CFS Distributors, Inc. to act as the principal distributor of the Fund's shares. The address of Champion Fund Services and CFS Distributors, Inc. is 14340 Torrey Chase Blvd., Houston, Texas, 77014.

                         ANNUAL AND SEMI-ANNUAL REPORTS
                         ------------------------------

     COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST FREE COPIES OF THESE REPORTS AT AZZAD/DOW JONES ETHICAL MARKET FUND, C/O CHAMPION FUND SERVICES, 14340 TORREY CHASE BLVD., SUITE 170, HOUSTON, TEXAS, 77014 OR BY CALLING TOLL-FREE 1-877-881-2750.

                              SHAREHOLDER PROPOSALS
                              ---------------------

     The Fund is not required to, and does not hold annual meetings of shareholders, except as required by the Investment Company Act. When annual or special meetings are held by the Fund, shareholder proposals which are intended for inclusion in the proxy materials for the meeting must be received by the Fund within a reasonable period of time before the solicitation is made. Any shareholder who wishes to submit proposals to be considered at a future meeting of shareholders should send such proposals to the Secretary of the Trust at Champion Fund Services, 14340 Torrey Chase Blvd., Suite 170, Houston, Texas, 77014 or by calling (877) 881-2750. Timely submission of a proposal does not guarantee its inclusion.

                                 OTHER BUSINESS
                                 --------------

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                    By order of the Board of Trustees,

                                    Sabina Qadir, Secretary

July 22, 2002

                                                                       EXHIBIT A

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT is made as of ______ __, 2002, by and between AZZAD FUNDS, a Massachusetts business trust (the "Company"), on behalf of its series, the AZZAD/DOW JONES ETHICAL MARKET FUND (the "Fund"), and AZZAD ASSET MANAGEMENT, INC., a Delaware corporation (the "Adviser" or "Azzad").

                              W I T N E S S E T H:

     WHEREAS,  the  Company  is  an  open-end  management   investment  company,
registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies;

     WHEREAS, the Adviser and the Company desire to enter into this Investment Advisory Agreement (the "Agreement") pursuant to the Investment Company Act, designating the Adviser as the investment adviser of the Fund;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISER. The Company hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees of the Company (the "Board of Trustees").

     2. DUTIES OF ADVISER.

          (a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund's governing documents, including, without limitation, the Company's Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; any limitations or restrictions imposed by Shari`ah law as interpreted by the Azzad Shari`ah Board, and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code and other applicable law.

          Without  limiting the generality of the foregoing,  the Adviser shall:
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees and the Azzad Shari`ah Board;
(iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the Administrator, Transfer Agent or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Board of Trustees or the officers of the Fund may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

          (b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be to obtain best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

          Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund or accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made, the amount of such allocation and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

          On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price and execution or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (c) DELEGATION. The Adviser may delegate any or all of the responsibilities, rights or duties described herein to one or more sub-advisers who shall enter into agreements with the Adviser, provided the agreements are approved and ratified by the Board of Trustees, including a majority of the trustees who are not interested persons of the Adviser or of the Company. Any such delegation shall not relieve the Adviser from any liability hereunder.

     3. REPRESENTATIONS OF THE ADVISER.

          (a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

          (b)  The  Adviser  shall  maintain  all  licenses  and   registrations
necessary to perform its duties hereunder in good order.

          (c) The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

     4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

     6. EXPENSES. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

          (a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees at the time any meeting is called to be convened for the primary benefit of the Adviser.

          (b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory and administrative fees and expenses payable to the Adviser or Administrator under the appropriate agreements entered into with the Adviser or the Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

          (c) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser's own advisory fee.

          (d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services (other than investment and advisory services) for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

     7. INVESTMENT ADVISORY FEE.

          (a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee equal to 1.0% of the Fund's average daily net assets.

          (b) The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

          (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (d) The fee payable to the Adviser under this Agreement will be reduced as required under any expense limitation applicable to the Fund.

          (e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

          (f) Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, no later THAN THE THIRD FISCAL YEAR succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Fund expenses.

          (g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

     8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     9. CONFLICTS WITH THE FUND'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Declaration of Trust, as amended, Bylaws, as amended, the principles of Shari`ah law as interpreted by the Azzad Shari`ah Board, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     10. REPORTS AND ACCESS. Upon reasonable notice, the Adviser agrees to supply such information to the Administrator and to permit such compliance inspections by the Administrator as shall be reasonably necessary to permit the Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees. Any such information supplied by the Adviser, and any such compliance inspections conducted by the Administrator, shall be supplied or conducted, as the case may be, at a mutually agreed upon time.

     11. SHAREHOLDER LIST. The Adviser shall have access to a current list of shareholders of the Fund at any time to solicit proxies on its behalf.

     12. ADVISER'S LIABILITIES AND INDEMNIFICATION.

          (a) The Adviser shall have responsibility for the accuracy of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to the Adviser's business, and shall have no liability for information supplied by the Administrator or the Fund or another third party for inclusion therein. The Adviser shall be given reasonable time to review and comment upon any such offering materials.

          (b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Adviser that is not in accordance with the Fund's objectives and policies as set forth in the Fund's offering documents or in violation of any applicable securities laws.

          (c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (e) No provision of this Agreement shall be construed to protect any Trustees of the Company or officer of the Fund, or officer or director of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     13. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Company's Board of Trustees.

     14. TERM. This Agreement shall take effect on the date first set forth above and, unless terminated as herein provided, shall remain in force for two years (the "Initial Term"). This Agreement shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after the Initial Term is specifically approved at least annually in accordance with the requirements of the Investment Company Act as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     15. TERMINATION; NO ASSIGNMENT.

          (a) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees of the Company or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

          (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     16. OBLIGATION OF THE TRUST. A copy of the Charter of the Company is on file with the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Board of Trustees of the Company as the Board of Trustees, and that the obligations of this Agreement are not binding upon any of the Board of Trustees, officers, or shareholders of the Company individually but binding only upon the assets and property of the Fund.

     17. RIGHTS TO THE USE OF NAMES. The parties to this Agreement hereby acknowledge that the prefix to the name of the Fund, "Azzad," is the exclusive property of the Adviser and is not the property of the Fund. In the event that this Agreement is terminated by either party to this Agreement, the Fund, to the extent that it continues to exist, shall discontinue the use of the name "Azzad" and change its name within thirty (30) days of such termination.

     The Fund acknowledges that the Adviser holds a license from Dow Jones with respect to the use of the Dow Jones Market Extra Liquid Index, a sub-index of the Dow Jones Islamic Market Index, and that this Agreement does not grant any rights to the Fund in that license. To the extent this Agreement is terminated, the Fund will have no further rights to the use of that license and agrees to immediately take steps to discontinue use thereof.

     18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     19. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

AZZAD FUNDS                             AZZAD ASSET MANAGEMENT, INC.
on behalf of its series,
Azzad/Dow Jones Ethical Market Fund

By: ______________________________      By: ______________________________
    Qamaruddin Ali Yar Khan                 Bashar Qasem
    President                               President

                                                                       EXHIBIT B

                                   AZZAD FUNDS
                             SUB-ADVISORY AGREEMENT

     THIS SUB-ADVISORY AGREEMENT, dated as of _________ __, 2002, is between Azzad Asset Management, Inc., a Delaware corporation (the "Adviser"), and Wright Investors' Service, Inc., a Connecticut corporation (the "Sub-Adviser").

     WHEREAS, the Adviser acts as the investment manager to the Azzad Income Fund (the "Fund"), a series of the Azzad Funds, a Massachusetts business trust (the "Trust"), pursuant to an Investment Advisory Agreement dated as of _______ __, 2002 (the "Advisory Agreement"), a copy of which has been provided to the Sub-Adviser; and

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Fund; and

     WHEREAS, the Adviser and the Sub-Adviser desire to enter into this Investment Advisory Agreement (the "Agreement") subject to approval of this Agreement by the Trustees of the Fund and by a majority of the Fund's outstanding voting securities designating the Sub-Adviser as the sub-adviser of the Fund.

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

     SECTION 1. APPOINTMENT AND STATUS OF SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

     SECTION 2. SUB-ADVISER'S DUTIES. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

     (a) The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

     (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

     (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Fund, shall act in conformity with the Trust's
Declaration of Trust and By-Laws, the Fund's Prospectus and Statement of Additional Information and the applicable provisions of the Advisory Agreement, and with the instructions and directions of the Trust's Board of Trustees and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

     (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request; and

     (f)  The  Sub-Adviser   shall  provide  the  Trust's  custodian  with  such
information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

     SECTION 3. EXECUTION OF PURCHASE AND SALE ORDERS. The Sub-Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Adviser shall not direct orders to an affiliated person of the Sub-Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees and the Adviser. The Sub-Adviser's primary consideration in effecting a securities transaction will be to obtain best execution. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund or accounts for which the Sub-Adviser has investment discretion. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Sub-Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine, and the Sub-Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made, the amount of such allocation and the basis therefor. The Sub-Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients (to the extent that the Sub-Adviser may, in the future, have other clients), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price and execution or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     Subject to the provisions of the 1940 Act and other applicable law, and prior authorization of the Board as described above, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of any Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund.

     SECTION 4. BOOKS AND RECORDS. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

     SECTION 5. EXPENSES OF THE SUB-ADVISER. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities, investments purchased for the Fund (including taxes and brokerage commissions, if any) and expenses incurred by fund counsel. It is understood and agreed that the Sub-Adviser shall not be responsible for expenses of the Fund designated as such in the Advisory Agreement dated as of ________ __, 2002, a copy of which has been provided to the Sub-Adviser.

     SECTION 6. COMPENSATION OF THE SUB-ADVISER. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a monthly fee at the annual rate of 0.15% of the Fund's average daily net assets throughout such month, with a minimum payment of $416.67 per month. The investment sub-advisory fee shall be accrued daily by the Fund and paid by the Adviser to the Sub-Adviser on the first business day of the succeeding month. The initial fee under this Agreement shall be payable within thirty days of the first month following the effective date of this Agreement.

     SECTION 7. ADDITIONAL ADVISER RESPONSIBILITIES. The Adviser will provide, at no cost to the Sub-Adviser, unlimited access and usage to all software licenses and updates/upgrades required by the Sub-Adviser to perform its duties, including, without limitation, the Dow Jones Islamic Market Index License and the Investment Shari-A Filtering Application.

     SECTION 8. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser hereby represents and warrants to the Sub-Adviser that: (i) the Adviser has obtained, or will obtain within the agreed upon time, all approvals of the Trustees of the Fund and the shareholders of the Fund necessary for the Adviser to carry out its responsibilities under this Agreement; (ii) the Adviser has all authority necessary to permit Sub-Adviser to access all software and other intellectual property that the Adviser has responsibility for hereunder; and
(iii) there is no litigation, action, investigation or proceeding pending or threatened against the Adviser or the Fund by any regulatory or law-enforcement authority or any private party.

     SECTION 9. LIABILITY OF THE SUB-ADVISER. Neither Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of Sub-Adviser, or one under Sub-Adviser's control or direction, even though paid by Sub-Adviser.

     SECTION 10. INDEMNIFICATION OF SUB-ADVISER. The Adviser agrees to indemnify and hold harmless the Sub-Adviser, its affiliates and any officers, directors, employees or agents of any of the foregoing from and against any and all losses, claims, damages, liabilities and litigation expenses (including reasonable attorney's fees) arising directly or indirectly out of (i) the Adviser's breach of any representation or warranty made hereunder; (ii) the Adviser's or the Fund's actions or omissions not caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder; (iii) the violation or claimed violation of any intellectual property right as a result of Sub-Adviser's access to and usage of the software in accordance with the licenses granted to Sub-Adviser under Section 7 hereunder; and (iv) any untrue statements or alleged untrue statements of any material fact in any document relating to the Fund filed with the Securities and Exchange Commission or distributed to shareholders or potential shareholders, or the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except when the statement or omission is based on information provided by the Sub-Adviser.

     SECTION 11. DURATION AND TERMINATION. This Agreement shall take effect on the date first set forth above and, unless terminated as herein provided, shall remain in force for two years (the "Initial Term"). This Agreement shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after the Initial Term is specifically approved at least annually in accordance with the requirements of the 1940 Act as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     This Agreement may, upon at least sixty days' prior written notice, be terminated with respect to the Fund at any time, by either party, without payment of any penalty, by the Adviser or Sub-Advisor, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in any such case on sixty days' prior
written  notice  to  the  other  party  and  the  Trust.   This  Agreement  will
automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     SECTION 12. AMENDMENT. This Agreement may be amended in writing by mutual consent of the Adviser and the Sub-Adviser, provided that any amendment shall not be effective until the Trust approves the amendment (a) by vote of a majority of those Trustees of the Trustee who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act).

     SECTION 13. NOTICES. Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 440 Wheelers Farms Road, Milford, Connecticut 06460, to the Trust at 3130 Fairview Park Drive, Suite 130, Falls

Church, Virginia 22042 and to the Adviser at 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia 22042, or at such other address or to such other individual as shall be specified by the party to be given notice.

     SECTION 14. GOVERNING LAW. (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     (c) Any controversy, claim or dispute directly or indirectly arising out of or relating to this Agreement shall be litigated in, and only in, State and Federal courts located in Connecticut, and the parties hereto submit irrevocably to the exclusive jurisdiction of such courts and agree that they are a convenient forum.

     SECTION 15. SEVERABILITY. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     SECTION 16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 17. BINDING EFFECT. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     SECTION 18. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

     SECTION 19. CHANGE OF CONTROL. Sub-Adviser shall notify Adviser and the Trust in writing sufficiently in advance of any change of control; as defined in
Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

     SECTION 20. OTHER BUSINESS. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     SECTION 21. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties as to the subject matter hereof and supersedes any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the execution of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the date and year first above written.

Azzad Asset Management, Inc.                Wright Investors' Service, Inc.

By:__________________________________       By: ________________________________

Name: _______________________________       Name: ______________________________

Title: ______________________________       Title: _____________________________

                                      PROXY

                       AZZAD/DOW JONES ETHICAL MARKET FUND
                            (A SERIES OF AZZAD FUNDS)

                 SPECIAL MEETING OF SHAREHOLDERS AUGUST 5, 2002

     This Proxy is being solicited on behalf of the Board of Trustees of Azzad/Dow Jones Ethical Market Fund ("Fund"), a series of Azzad Funds ("Trust"). The proxy may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting. The undersigned hereby appoints as proxies Bashar Qasem and Jamal ElBarmil and each of them (with power of substitution) to vote for the undersigned all shares of the undersigned in the Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS BELOW. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND.

     YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope to Champion Fund Services, 14340 Torrey Chase Blvd., Suite 170, Houston, Texas, 77014 or call (877) 881-2750. To vote by facsimile, please send your signed and dated proxy card to (281) 444-5929. If you vote by facsimile, there is no need to return your proxy card by mail.

     PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.

     1. PROPOSAL 1: TO APPROVE A NEW ADVISORY AGREEMENT WITH AZZAD ASSET MANAGEMENT, INC. FOR THE FUND.

          |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

     2. PROPOSAL 2: TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN AZZAD ASSET MANAGEMENT, INC. AND WRIGHT INVESTORS' SERVICE, INC.

          |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

                           --------------------------

PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FAX IT TO (281) 444-5929.

This proxy will not be valid unless it is dated and signed exactly as instructed below. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

-------------------------------------
Signature

-------------------------------------
Signature (if held jointly)

------------------------      --------------------------------------------------
Date                          Number of Shares Owned as of Record Date (6/30/02)

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign. The name of the party signing should conform exactly to the name shown on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the account. For example:

ACCOUNT NAME                     VALID SIGNATURE

Corporate Accounts
     (1)  ABC Corp................................ ABC Corp. John Doe, Treasurer
     (2)  ABC Corp................................ John Doe, Treasurer
     (3)  ABC Corp. c/o John Doe, Treasurer....... John Doe
     (4)  ABC Corp. Profit Sharing Plan........... John Doe, Trustee
Partnership Accounts
     (1)  The XYZ Partnership..................... Jane B. Smith, Partner
     (2)  Smith and Jones, Limited Partnership.... Jane B. Smith,
General Partner Trust Accounts
     (1)  ABC Trust Account....................... Jane B. Doe, Trustee
     (2)  Jane B. Doe, Trustee u/t/d 12/18/78..... Jane B. Doe
Custodial or Estate Accounts
     (1)  John B. Smith, Cust. f/b/o
          John B. Smith, Jr. UGMA/UTMA............ John B. Smith
     (2)  Estate of John B. Smith................. John B. Smith, Jr., Executor

July 22, 2002

Dear Shareholder:

     Your Board of Trustees is recommending two proposals that the Trustees believe will improve the management and operations of Azzad Ethical Income Fund (the "Fund"). The Fund, formerly known as Islamia Income Fund, was established in the year 2000 to provide investors with an investment vehicle that operates consistent with Islamic law. First, we are seeking shareholder approval of a new investment advisory contract between the Fund and Azzad Asset Management, Inc. ("Azzad"). The Trustees are also seeking your approval of a new investment sub-advisory contract between Azzad and Wright Investors' Service, Inc. ("Wright").

     Azzad, the Fund's current adviser, is an investment adviser that has been in business since 1997 and focuses on providing advisory services pursuant to Islamic principles. Azzad's management incorporates oversight of Fund investments by a highly qualified Shari`ah Supervisory Board. Wright is an investment adviser that has been in business since 1960 and has significant experience managing investment portfolios.

     A special meeting of Fund shareholders is being held on August 5, 2002, to consider the proposals. If you owned Fund shares at the close of business on June 30, 2002, you are entitled to vote at the meeting. THE FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THESE PROPOSALS.

     Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid envelope or fax it to us at (281) 444-5929. If you have additional questions regarding the proposal, please contact Champion Fund Services at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas, 77014 by mail or by calling (877) 881-2750.

Very truly yours,

AZZAD ETHICAL INCOME FUND

/s/ Qamaruddin Ali Yar Khan
---------------------------
Qamaruddin Ali Yar Khan
President

                            AZZAD ETHICAL INCOME FUND
                            (A SERIES OF AZZAD FUNDS)

                          3130 FAIRVIEW PARK, SUITE 130
                          FALLS CHURCH, VIRGINIA 22042

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  JULY 22, 2002


TO THE SHAREHOLDERS:

     A special meeting of shareholders of Azzad Ethical Income Fund ("Fund"), a series of Azzad Funds ("Trust"), will be held on August 5, 2002, at 1:00 p.m., Eastern Time, at 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia, 22042, for the following purposes:

     (4) To approve a new advisory agreement between the Trust, on behalf of the Fund, and Azzad Asset Management, Inc.;

     (5) To approve a new sub-advisory agreement for the Fund between Azzad Asset Management, Inc. and Wright Investors' Service, Inc.; and

     (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on June 30, 2002. If you attend the meeting, you may vote your shares in person.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE OR FAX IT TO (281) 444-5929.

     In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing or faxing your proxy card promptly. If you attend the meeting, you may revoke your proxy and vote your shares in person.

                                    By order of the Board of Trustees,

                                    Sabina Qadir
                                    SECRETARY

July 22, 2002

                            AZZAD ETHICAL INCOME FUND
                             A SERIES OF AZZAD FUNDS

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON
                                 AUGUST 5, 2002

INTRODUCTION

     This Proxy Statement is furnished to the shareholders of Azzad Ethical Income Fund, a series of Azzad Funds ("Trust"), in connection with the Board of Trustees' solicitation of proxies to be used at the Special Meeting of the Shareholders of the Fund to be held on August 5, 2002, at 1:00 P.M., Eastern Time, at Azzad Asset Management, Inc., 3130 Fairview Park Drive, Suite 130, Falls Church, VA, 22042, or any adjournment or adjournments thereof. This Proxy Statement and related proxy card will first be mailed to shareholders on or about July 22, 2002.

     The shareholders of the Fund are being asked to consider the approval of a new advisory and a new sub-advisory agreement for the Fund. The new advisory agreement is between the Trust, on behalf of the Fund, and Azzad Asset Management, Inc., the Fund's adviser ("Adviser"). The new sub-advisory agreement is between Azzad Asset Management, Inc. and Wright Investors' Service, Inc.

     On April 8, 2002, the Fund's portfolio manager resigned from his position with the Adviser. At that time, the Adviser wished to hire a sub-adviser to manage the Fund's portfolio however, the then-existing advisory agreement did not give the Adviser authority to hire a sub-adviser. Therefore, on April 8, 2002, the Board of Trustees terminated the Fund's then-existing advisory agreement and approved an Interim Advisory Agreement between the Fund and the Adviser. The Interim Advisory Agreement authorized the Adviser to delegate Fund advisory responsibilities to one or more sub-advisers. At the same time, the Trustees approved an Interim Sub-Advisory Agreement between the Adviser and Pauze Swanson Capital Management Co.

     Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fund advisory agreement must be approved by shareholders owning a majority of the fund's outstanding securities. However, the Investment Company Act allows Trustees of a fund to approve an interim agreement if an advisory agreement terminates. An interim agreement can have a duration of no greater than 150 days following the date on which the previous agreement terminates. The Trustees approved both the Interim Advisory Agreement and the Interim Sub-Advisory Agreement on April 8, 2002. Therefore, these agreements will terminate in September of 2002. Accordingly, the Trustees are requesting that shareholders approve a New Advisory Agreement and a New Sub-Advisory Agreement for the Fund.

                                   PROPOSAL 1:
            APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN AZZAD ASSET
                         MANAGEMENT, INC. AND THE FUND

BACKGROUND
----------

On April 8, 2002, the Board of Trustees of the Fund approved the Interim Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. Shareholders of the Fund have not approved the Interim Advisory Agreement. The Adviser is serving as adviser to the Fund under the Interim Advisory Agreement for 150 days or, if earlier, until a new advisory agreement is approved by the shareholders of the Fund. The Interim Advisory Agreement is substantially identical in all material respects to the previous agreement with the Adviser, except for the ability to hire a sub-adviser and the dates of its execution, effectiveness and termination. The Board of Trustees is requesting that the shareholders approve a new Advisory Agreement between the Adviser and the Trust.

THE INTERIM ADVISORY AGREEMENT
------------------------------

     Under the Interim Advisory Agreement dated April 8, 2002, the Adviser is supervising the investments of the Fund in accordance with the investment objective, policies and restrictions of the Fund, as set forth in the Fund's governing documents, any limitations or restrictions imposed by Islamic Shari`ah law as interpreted by the Islamic Shari`ah Supervisory Board, and any other limitations, policies and procedures that the Trustees may impose from time to time in writing to the Adviser.

     Under the Interim Advisory Agreement, the Adviser is responsible for providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and the costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees at the time any meeting is called to be convened for the primary benefit of the Adviser. The Fund assumes and pays all other expenses.

     For its services, the Adviser receives an advisory fee at an annual rate of 1.0% of the average daily net assets of the Fund. For the fiscal year ended June 30, 2002, the Adviser received $2,219.83 from the Fund as an advisory fee.

     A separate Expenses Agreement entered into between the Adviser and the Trust provides that for a ten-year period beginning on the date the agreement is executed, the Adviser agrees to waive all or a portion of its management fees and/or reimburse the Fund for the operating expenses it incurs during that period, but only to the extent necessary to maintain total annual operating expenses at 2.25% of the Fund's average daily net assets for that period. For purposes of the Expenses Agreement, operating expenses excludes brokerage costs, borrowing costs, taxes, litigation and other extraordinary expenses.

     The Interim Advisory Agreement further provides that the Adviser shall not be liable to the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Interim Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. In addition, each of the Adviser and the Trust, agrees to indemnify and hold harmless the other party against losses arising out of the other party's performance or non-performance of any duties under the Interim Advisory Agreement. Nothing contained in the Interim Advisory Agreement, however, shall be construed to protect the either party against any liability by reason of the party's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Interim Advisory Agreement.

THE NEW ADVISORY AGREEMENT
--------------------------

     The terms and conditions of the New Advisory Agreement are substantially identical in all material respects to those of the Interim Advisory Agreement, except that the dates of their execution, effectiveness and termination are different.

     For its services, pursuant to the New Advisory Agreement, the Adviser would receive an advisory fee at an annual rate of 1.0% of the average daily net assets of the Fund. This fee is the same as the fee that the Adviser currently receives from the Fund pursuant to the Interim Advisory Agreement. The current arrangements described above, by which the Adviser waives all or a portion of its management fees and/or reimburses the Fund for operating expenses, will continue under the New Advisory Agreement. Like the Interim Advisory Agreement, the New Advisory Agreement permits the Adviser to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. An explanation of the Fund's brokerage policies is set forth in Section 2 (b) of Exhibit A.

     The New Advisory Agreement will become effective upon shareholder approval. The New Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually by a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund or by vote of the Trust's Board of Trustees, cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, upon ten days' written notice to the Adviser. The New Advisory Agreement automatically terminates in the event of its assignment.

     The New Advisory Agreement for the Fund is attached as Exhibit A. You should read the agreement. The description of the agreement in this Proxy Statement is only a summary.

AZZAD INVESTMENT MANAGEMENT, INC.
---------------------------------

     Azzad Asset Management, Inc. is an investment adviser that specializes in managing investment portfolios pursuant to Islamic principles. Azzad's principal business address is 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia, 22042. Azzad is a Delaware Corporation. As of May 1, 2002, Messrs. Ziad Al-Bassam (25 % ownership), Bashar Qasem (30% ownership), Khalid Al-Subaihi (18% ownership) and Khalid Zainy (20% ownership) exercise voting control over Azzad -- the Adviser. The names and addresses of these individuals appear in the chart below.

------------------------------------------------------------------------
Owners of ten percent or more of      Address:
Azzad's outstanding voting
securities:
------------------------------------------------------------------------
Ziad Al-Bassam                        P.O. Box: 1829
                                      Jeddah 21441
                                      Saudi Arabia
------------------------------------------------------------------------
Khalid Al-Subaihi                     Al-Irshad Printing Press
                                      P.O. Box 24087
                                      Safat    13101
                                      Kuwait
------------------------------------------------------------------------
Khalid Zainy                          P.O. Box 5910
                                      Jeddah   Saudi Arabia
------------------------------------------------------------------------
Bashar Qasem                          3130 Fairview Park Drive
                                      Suite 130
                                      Falls Church, VA  22042
------------------------------------------------------------------------

     The name, address and principal occupation of each principal executive officer and each director of Azzad are listed in the chart below.

-------------------------------------------------------------------------------------------------------------------
NAME:                           POSITION:                  ADDRESS:                         PRINCIPAL OCCUPATION:
-------------------------------------------------------------------------------------------------------------------
Bashar Qasem                    President, Chief           3130 Fairview Park Drive         Operating manager
                                Executive Officer and      Suite 130
                                Director                   Falls Church, VA  22042
-------------------------------------------------------------------------------------------------------------------
Jamal ElBarmil                  Vice President of          3130 Fairview Park Drive         Information technology
                                Technology                 Suite 130                        expert
                                                           Falls Church, VA  22042
-------------------------------------------------------------------------------------------------------------------
Ziad Al-Bassam                  Director                   P.O. Box 1829                    Owner - publishing
                                                           Jeddah 21441                     company
                                                           Saudi Arabia
-------------------------------------------------------------------------------------------------------------------
Khalid Al-Subaihi               Director                   Al-Irshad Printing Press         Owner - press company
                                                           P.O. Box 24087
                                                           Safat  13101
                                                           Kuwait
-------------------------------------------------------------------------------------------------------------------
Khalid Zainy                    Director                   P.O. Box 5910                    Owner - food
                                                           Jeddah  21441                    distribution company
                                                           Saudi Arabia
-------------------------------------------------------------------------------------------------------------------

                                   PROPOSAL 2:
                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
                WRIGHT INVESTORS SERVICES, INC. AND THE ADVISER

BACKGROUND
----------

     On April 8, 2002, when the Trustees approved the Interim Advisory Agreement between the Adviser and the Fund, they also approved the Interim Sub-Advisory Agreement between Pauze Swanson Capital Management Co. ("Pauze") and the Adviser. Shareholders of the Fund have not approved the Interim Sub-Advisory Agreement. Pauze is serving as interim sub-adviser to the Fund under the Interim Sub-Advisory Agreement for 150 days or, if earlier, until a new sub-advisory agreement is approved by the shareholders of the Fund. The Board of Trustees is requesting that the shareholders approve a New Sub-Advisory Agreement between Wright Investors' Service, Inc. and the Adviser.

THE INTERIM SUB-ADVISORY AGREEMENT
----------------------------------

     The Adviser has entered into the Interim Sub-Advisory Agreement, dated April 8, 2002, with Pauze. Pauze is serving pursuant to the Interim Sub-Advisory Agreement for 150 days or, if earlier, until a new sub-advisory agreement is approved by shareholders of the Fund. Under the Interim Sub-Advisory Agreement, Pauze provides portfolio management services to the Fund and is responsible for making day-to-day investment decisions and engaging in portfolio transactions. Pauze receives a fee from the Adviser (not the Fund) equal to an annual rate of 0.30% of the Fund's average daily net assets, with a minimum payment of $9,000 per year. During the period for which Pauze served as sub-adviser to the Fund, Pauze received from the Adviser a sub-advisory fee of $2,250.00. If the New Sub-Advisory Agreement had been in effect during that period, the new sub-adviser would have received from the Adviser a sub-advisory fee of $3,750.00.

     During the fiscal year ended June 30, 2002, the Fund paid to Champion Fund Services $25,000.00 for administrative services to the Fund, and the Fund paid to CFS Distributors, Inc. $313.97 for distribution services to the Fund. Both Champion Fund Services and CFS Fund Distributors, Inc. are affiliated with Pauze. Although Pauze will no longer act as sub-adviser, the services provided to the Fund by Champion Fund Services and CFS Fund Distributors, Inc. will continue if the New Advisory Agreement and New Sub-Advisory Agreement are approved.

     The Interim Sub-Advisory Agreement provides that Pauze shall not be liable to the Fund or any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the Interim Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. Nothing contained in the Interim Sub-Advisory Agreement, however, shall be construed to protect Pauze, as sub-adviser, against any liability to the Fund or the Fund's shareholders by reason of Pauze's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Interim Sub-Advisory Agreement.

PAUZE SWANSON CAPITAL MANAGEMENT CO.
------------------------------------

     Pauze Swanson Capital Management Co. currently serves as the Fund's interim sub-adviser pursuant to the Interim Sub-Advisory Agreement. Pauze's principal business address is 14340 Torrey Chase Blvd., Houston, Texas, 77014. Pauze is a Texas corporation. Phillip Pauze is the controlling shareholder. Mr. Pauze's address is 14340 Torrey Chase Blvd., Houston, Texas, 77014.

     The name, address and principal occupation of the principal executive officer and each director of Pauze are listed in the chart below.

-----------------------------------------------------------------------------------------------------------------
NAME:                           POSITION:                  ADDRESS:                         PRINCIPAL OCCUPATION:
-----------------------------------------------------------------------------------------------------------------
Philip C. Pauze                 Chairman                   14340 Torrey Chase, Suite 170,   Consultant
                                                           Houston, TX 77014
-----------------------------------------------------------------------------------------------------------------
Stephen P. Pauze                President                  14340 Torrey Chase, Suite 170,   Portfolio Manager
                                                           Houston, TX 77014
-----------------------------------------------------------------------------------------------------------------

THE NEW SUB-ADVISORY AGREEMENT
------------------------------

     The Trustees propose that shareholders approve the New Sub-Advisory Agreement between Wright Investors' Service, Inc. ("Wright") and the Adviser. Under the New Sub-Advisory Agreement, once approved by the shareholders of the Fund, Wright will provide portfolio management services to the Fund and will be responsible for making day-to-day investment decisions and engaging in portfolio transactions. Wright would receive a fee from the Adviser (not the Fund) equal to an annual rate of 0.30% of the Fund's average daily net assets, with a minimum annual payment of ($15,000 per year). Like the Interim Sub-Advisory Agreement, the New Sub-Advisory Agreement permits the Sub-Adviser to accept research services from brokers in return for allocating Fund brokerage transactions to the brokers. An explanation of these brokerage policies is set forth in Section 3 of Exhibit B.

     The New Sub-Advisory Agreement will become effective upon shareholder approval. The New Sub-Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, if such continuance is approved at least annually in accordance with the requirements of the Investment Company Act as now in effect or as hereafter amended. The New Sub-Advisory Agreement may, upon sixty days' written notice, be terminated with respect to the Fund at any time, without the payment of any penalty, by the Adviser or Sub-Adviser, by the Trust's Board of Trustees, or by vote of shareholders owning a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund, in any case on sixty days' prior written notice to the other party. The New Sub-Advisory

Agreement will automatically and immediately terminate in the event of its assignment (as defined in the Investment Company Act).

     The New Sub-Advisory Agreement provides that the Adviser agrees to indemnify the sub-adviser against losses and claims arising out of the Adviser's breach of any representation or warranty made pursuant to the New Sub-Advisory Agreement. Moreover, the Adviser agrees to indemnify the sub-adviser against losses and claims arising out of the Adviser's or the Fund's actions or omission not caused by the sub-adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties. Under the New Sub-Advisory Agreement, the Adviser also agrees to indemnify the sub-adviser against losses and claims arising from certain violations of intellectual property rights and untrue statements of material fact relating to the Fund.

     The New Sub-Advisory Agreement for the Fund is attached as Exhibit B. You should read the agreement. The description of the agreement in this Proxy Statement is only a summary.

WRIGHT INVESTORS' SERVICE, INC.
-------------------------------

     The proposed new sub-adviser, Wright Investors' Service, Inc. ("Wright"), is located at 440 Wheelers Farms Road, Milford, Connecticut, 06460. Wright is a Connecticut corporation and is a wholly owned subsidiary of The Winthrop Corporation ("Winthrop"), also a Connecticut corporation and also located at 440 Wheelers Farms Road, Milford, Connecticut, 06460. Wright is an independent professional investment management and advisory organization that has approximately $3 billion under management and provides investment services to institutional and individual clients.

         The name, address and principal occupation of each principal executive officer and each director of Wright are listed in the chart below.

NAME:                      POSITION:                 ADDRESS:                   PRINCIPAL OCCUPATION:
Peter M. Donovan           President, Chief
                           Executive Officer &       9 Gray Lane Westport, CT   Chief Executive Officer
                           Director                  06880

Judith R. Corchard         Executive Vice President  238 Hogsback Road Oxford,  Senior Investment Officer
                           & Director                CT  06478

Eugene J. Helm             Executive Vice President  40 Oakcrest Road Oxford,   Chief Operating Officer
                           & Director                CT  06478
                                                     92 Reservoir Avenue

H. Day Brigham, Jr.        Director                  Chestnut Hill, MA  02167   Retired
                                                     173 So. Park Avenue

George L. Rommel           Director                  Easton, CT  06612          Retired
                                                     901 Fairfield Beach Road

Vincent M. Simko           Director                  Fairfield, CT  06430       Attorney
                                                     179 Northwood Road

George Taylor              Director                  Fairfield, CT  06432       Retired
                                                     345 Governors Lane

Mildred G. Wright          Director                  Fairfield, CT  06430       None

     Established more than 40 years ago, Wright is an internationally recognized firm headquartered in Milford, Connecticut, with offices in Florida and Illinois. Wright offers its clients the opportunity to meet their investment objectives through individually managed securities portfolios or via a portfolio selected from Wright's family of mutual funds. Wright also provides investment advice and services to banks and insurance companies, and other institutional investors worldwide.

     Wright will assign a professional team of portfolio managers to manage the Fund. The team will be led by George F. Faherty, CFA, Senior Vice President - Equity Management. Mr. Faherty received a BBA in Management from the University of Notre Dame and an MBA in Finance from Fairleigh Dickinson University. Before joining Wright in 2000, Mr. Faherty was with Chase Manhattan Bank as a Vice President/Portfolio Manager and a Team Leader and supervisor of five portfolio managers. He personally managed globally balanced portfolios totaling $1.9 billion, specializing in non-U.S. markets. Prior to his association with Chase, Mr. Faherty was with Commerzbank Capital Markets Corporation where he was a portfolio manager responsible for assets of $250 million for European and Latin American private clients. Mr. Faherty began his career at ValueLine. He is a member of the New York Society of Security Analysts.

              EVALUATION BY THE BOARD OF TRUSTEES OF BOTH PROPOSALS

     At a meeting of the Board of Trustees held on July 2, 2002, the Board reviewed materials provided by the Adviser and Wright, including a description of their respective organizations, with biographical information on their management personnel, and performance information. In considering adoption of the New Advisory Agreement and the New Sub-Advisory Agreement, the Board of Trustees of the Fund considered, among other things, the following factors: (1) the nature, quality and scope of services to be provided by the Adviser and Wright to the Fund; (2) the Adviser's and Wright's capacity to provide the advisory services to be performed; (3) the fairness of all the contract terms;
(4) the Fund's performance; (5) the existence of any "fall-out" benefits to the Adviser or Wright, including research services provided to Wright by brokers in exchange for trades placed with the broker; and (6) the comparison of the advisory fees to those of similar funds.

     In reviewing the New Advisory Agreement and the New Sub-Advisory Agreement described above, the Board considered that the New Advisory Agreement has the same advisory fee as the Interim Advisory Agreement and that the New Sub-Advisory Agreement has the same sub-advisory fee as the Interim Sub-Advisory Agreement (although their annual minimum payments are different). The Board was informed that the New Advisory Agreement would be substantially similar to the Interim Advisory Agreement except for dates of effectiveness and termination, and that the New Sub-Advisory Agreement would be similar to the Interim Sub-Advisory Agreement except for dates of effectiveness and termination and the representations, warranties and indemnification made by the Adviser for the benefit of the Sub-Adviser.

     The Board also considered that the Adviser recommended Wright to be the sub-adviser to the Fund, subject to shareholders' approval, and noted that Wright has sufficient professional resources and experience managing mid- and large-cap equity portfolios according to the Shari'ah-based principles that the Fund is using. The Board also considered that the Fund would have access to a highly qualified team of portfolio managers. The Board obtained assurances from the representatives of the Adviser and Wright that the Adviser and Wright would provide advisory and other services to the Fund of a scope and quality at least equivalent, in the Board's judgment, to the scope and quality of services currently provided to the Fund. On the basis of the foregoing, the Board approved, and recommended that shareholders approve, the New Advisory Agreement and the New Sub-Advisory Agreement.

     If the shareholders do not approve both the New Advisory Agreement and the New Sub-Advisory Agreement, the Adviser and Pauze will continue to serve under the interim agreements and the Board of Trustees will consider what further actions to take in the best interests of the Fund shareholders.

          THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT
           TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR
               APPROVAL OF THE NEW ADVISORY AGREEMENT AND THE NEW
                             SUB-ADVISORY AGREEMENT.

                          VOTING SECURITIES AND VOTING
                          ----------------------------

     The close of business on June 30, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting ("Record Date"). On that date, the Fund had 40,398.394 shares of common stock outstanding and entitled to vote. Each share of the Fund is entitled to one vote at the Meeting, and fractional shares are entitled to proportionate fractions of one vote. Each proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the Investment Company Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

     The holders of thirty percent of the voting power of the shares of beneficial interest of the Trust entitled to vote at a meeting constitute a quorum for the transaction of business at the Meeting. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy even though less than a quorum is present at the Meeting. The persons named as proxies will vote those proxies which they are entitled to vote "FOR" any such proposal in favor of such an adjournment, and will vote those proxies required to be voted "AGAINST" any such proposal against such adjournment.

     Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the New Sub-Advisory Agreement and of the proposed new management agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions (and your shares are not held in street name), your shares will be voted "FOR" the proposals and "FOR" or

"AGAINST" any other business which may properly arise at the meeting, in the proxies' discretion. You may revoke any proxy by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

                        SECURITY OWNERSHIP OF MANAGEMENT
                        --------------------------------

     As of June 30, 2002, the Trustees and executive officers of the Fund, individually, and as a group, owned the following shares of the Fund:

--------------------------------------------------------------------------------
TRUSTEE'S/EXECUTIVE OFFICER'S        NUMBER OF SHARES     PERCENT OF OUTSTANDING
NAME/ADDRESS:                           BENEFICIALLY        SHARES BENEFICIALLY
                                           OWNED:                 OWNED:
--------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan               2,500.000 Shares            6.19%
19 West Fullerton Avenue
Glendale Heights, IL 60139

Syed Shamshad Husain                  3,341.575 Shares            8.27%
1046 Longford Road
Bartlett, IL 60103

Syed K. Raheemullah                    321.309 Shares             0.80%
25 W. 181 Salem
Naperville, IL 60540

Bashar Qasem                              0 Shares                 0%
3130 Fairview Park Drive
Suite 130
Falls Church, VA 22402
                                          0 Shares                 0%
Sabina Abdul Qadir
2037 Bloomingdale Road
Suite #211
Glendale Heights, IL 60139
                                      2,709.088 Shares            6.71%
Farooq Sultan
2037 Bloomington Road
Suite #211
Glendale Heights, IL 60139
--------------------------------------------------------------------------------
TOTAL SHARES HELD BY TRUSTEES         8,871.972 Shares           21.97%
AND EXECUTIVE OFFICERS:
--------------------------------------------------------------------------------

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                 -----------------------------------------------

     Except as set forth below, the Fund does not know of any person, as of June 30, 2002, who owns beneficially more than 5% of the Fund's outstanding shares.

-----------------------------------------------------------------------------------------------
SHAREHOLDER'S NAME/ADDRESS:          NUMBER OF OUTSTANDING        PERCENT OF OUTSTANDING SHARES
                                     SHARES OWNED:                BENEFICIALLY OWNED:
-----------------------------------------------------------------------------------------------
Qamaruddin Ali Yar Khan              2,500.000 Shares             6.19%
& Sabera Khan Jt. Acct.
19 West Fullerton Avenue
Glendale Heights, IL 60139
-----------------------------------------------------------------------------------------------
Nafees U. Ahmed                      8,015.470 Shares             19.84%
SEP-IRA Acct.
5640 Meyers Road
Lombard, IL 60148
-----------------------------------------------------------------------------------------------
Syed Shamshad Husain                 3,341.575 Shares             8.27%
IRA Acct.
1046 Longford Road
Bartlett, IL 60103
-----------------------------------------------------------------------------------------------
Farooq Sultan                        2,709.088 Shares             6.71%
637 D. Dana Court
Naperville, IL  60563
-----------------------------------------------------------------------------------------------

                             PROXY COST AND DELIVERY
                             -----------------------

     The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of the Adviser.

                              OPERATION OF THE FUND
                              ---------------------

     The Fund is a diversified series of Azzad Funds ("Trust"), an open-end management investment company organized as a Massachusetts business trust on December 16, 1996. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Fund currently retains Azzad Asset Management, Inc., 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia, 22042, as the adviser and Pauze Swanson Capital Management Co., 14340 Torrey Chase Blvd., Houston, Texas, 77014, as the sub-adviser. The Fund retains Champion Fund Services to manage the Fund's business affairs, provide the Fund with administrative services and act as the Fund's transfer agent and fund accountant. The Fund retains CFS Distributors, Inc. to act as the principal distributor of the Fund's shares. The address of Champion Fund Services and CFS Distributors, Inc. is 14340 Torrey Chase Blvd., Houston, Texas, 77014.

                         ANNUAL AND SEMI-ANNUAL REPORTS
                         ------------------------------

     COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS MAY REQUEST FREE COPIES OF THESE REPORTS AT AZZAD ETHICAL INCOME FUND, C/O CHAMPION FUND SERVICES, 14340 TORREY CHASE BLVD., SUITE 170, HOUSTON, TEXAS, 77014 OR BY CALLING TOLL-FREE 1-877-881-2750.

                              SHAREHOLDER PROPOSALS
                              ---------------------

     The Fund is not required to, and does not, hold annual meetings of shareholders, except as required by the Investment Company Act. When annual or special meetings are held by the Fund, shareholder proposals, which are intended for inclusion in the proxy materials for the meeting, must be received by the Fund within a reasonable period of time before the solicitation is made. Any shareholder who wishes to submit proposals to be considered at a future meeting of shareholders should send such proposals to the Secretary of the Trust at Champion Fund Services, 14340 Torrey Chase Blvd., Suite 170, Houston, Texas, 77014 or by calling (877) 881-2750. Timely submission of a proposal does not guarantee its inclusion.

                                 OTHER BUSINESS
                                 --------------

     The Trust's Board of Trustees knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                    By order of the Board of Trustees,

                                    Sabina Qadir
                                    Secretary

July 22, 2002

                                                                       EXHIBIT A

                                     FORM OF
                          INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT is made as of ______ __, 2002, by and between AZZAD FUNDS, a Massachusetts business trust (the "Company"), on behalf of its series, the AZZAD ETHICAL INCOME FUND (the "Fund"), and AZZAD ASSET MANAGEMENT, INC., a Delaware corporation (the "Adviser" or "Azzad").

                              W I T N E S S E T H:

     WHEREAS,  the  Company  is  an  open-end  management   investment  company,
registered as such under the Investment Company Act of 1940 (the "Investment Company Act");

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 and is engaged in the business of providing investment advice to investment companies;

     WHEREAS, the Adviser and the Company desire to enter into this Investment Advisory Agreement (the "Agreement") pursuant to the Investment Company Act, designating the Adviser as the investment adviser of the Fund;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties to this Agreement, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF ADVISER. The Company hereby employs the Adviser and the Adviser hereby accepts such employment, to render investment advice and related services with respect to the assets of the Fund for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Board of Trustees of the Company (the "Board of Trustees").

     2. DUTIES OF ADVISER.

          (a) GENERAL DUTIES. The Adviser shall act as investment adviser to the Fund and shall supervise investments of the Fund in accordance with the investment objective, policies and restrictions of the Fund as set forth in the Fund's governing documents, including, without limitation, the Company's Declaration of Trust, as amended, and Bylaws, as amended, the prospectus and statement of additional information; any limitations or restrictions imposed by Shari`ah law as interpreted by the Azzad Shari`ah Board, and such other limitations, policies and procedures as the Trustees may impose from time to time in writing to the Adviser. In providing such services, the Adviser shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code and other applicable law.

          Without  limiting the generality of the foregoing,  the Adviser shall:
(i) furnish the Fund with advice and recommendations with respect to the investment of the Fund's assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) manage and oversee the investments of the Fund, subject to the ultimate supervision and direction of the Board of Trustees and the Azzad Shari`ah Board;
(iii) vote proxies for the Fund, file ownership reports under Section 13 of the Securities Exchange Act of 1934 for the Fund, and take other actions on behalf of the Fund; (iv) maintain the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the Administrator, Transfer Agent or another agent of the Fund; (v) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund's assets which the Board of Trustees or the officers of the Fund may reasonably request; and (vi) render to the Board of Trustees such periodic and special reports with respect to the Fund's investment activities as the Board may reasonably request, including at least one in-person appearance annually before the Board of Trustees.

          (b) BROKERAGE. The Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Adviser shall not direct orders to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees. The Adviser's primary consideration in effecting a securities transaction will be to obtain best execution. In selecting a broker-dealer to execute each particular transaction, the Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

          Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund or accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made, the amount of such allocation and the basis therefor. The Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

          On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients (to the extent that the Adviser may, in the future, have other clients), the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price and execution or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

          (c) DELEGATION. The Adviser may delegate any or all of the responsibilities, rights or duties described herein to one or more sub-advisers who shall enter into agreements with the Adviser, provided the agreements are approved and ratified by the Board of Trustees, including a majority of the trustees who are not interested persons of the Adviser or of the Company. Any such delegation shall not relieve the Adviser from any liability hereunder.

     3. REPRESENTATIONS OF THE ADVISER.

          (a) The Adviser shall use its best judgment and efforts in rendering the advice and services to the Fund as contemplated by this Agreement.

          (b)  The  Adviser  shall  maintain  all  licenses  and   registrations
necessary to perform its duties hereunder in good order.

          (c) The Adviser shall conduct its operations at all times in conformance with the Investment Advisers Act of 1940, the Investment Company Act of 1940, and any other applicable state and/or self-regulatory organization regulations.

     4. INDEPENDENT CONTRACTOR. The Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Fund in any way, or in any way be deemed an agent for the Fund. It is expressly understood and agreed that the services to be rendered by the Adviser to the Fund under the provisions of this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. ADVISER'S PERSONNEL. The Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Adviser shall be deemed to include persons employed or retained by the Adviser to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Adviser or the Board of Trustees may desire and reasonably request.

     6. EXPENSES. If the Adviser has agreed to limit the operating expenses of the Fund, the Adviser shall also be responsible on a monthly basis for any operating expenses that exceed the agreed upon expense limitation.

          (a) With respect to the operation of the Fund, the Adviser shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the investment management of the Fund, and (ii) the costs of any special Board of Trustees meetings or shareholder meetings deemed by the Board of Trustees at the time any meeting is called to be convened for the primary benefit of the Adviser.

          (b) The Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 6(a) above, including but not limited to: investment advisory and administrative fees and expenses payable to the Adviser or Administrator under the appropriate agreements entered into with the Adviser or the Administrator, as the case may be; fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Company's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or the Administrator; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

          (c) The Adviser may voluntarily absorb certain Fund expenses or waive the Adviser's own advisory fee.

          (d) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services (other than investment and advisory services) for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser's actual costs for providing such services. In determining the Adviser's actual costs, the Adviser may take into account an allocated portion of the salaries and overhead of personnel performing such services.

     7. INVESTMENT ADVISORY FEE.

          (a) The Fund shall pay to the Adviser, and the Adviser agrees to accept, as full compensation for all investment and advisory services furnished or provided to the Fund pursuant to this Agreement, an annual investment advisory fee equal to 1.0% of the Fund's average daily net assets.

          (b) The investment advisory fee shall be accrued daily by the Fund and paid to the Adviser on the first business day of the succeeding month.

          (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of any month, the fee to the Adviser shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (d) The fee payable to the Adviser under this Agreement will be reduced as required under any expense limitation applicable to the Fund.

          (e) The Adviser voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

          (f) Any fee withheld or voluntarily reduced and any Fund expense absorbed by the Adviser voluntarily or pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, no later THAN THE THIRD FISCAL YEAR succeeding the fiscal year of the withholding, reduction or absorption if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Such reimbursement may be paid prior to the Fund's payment of current expenses if so requested by the Adviser even if such practice may require the Adviser to waive, reduce or absorb current Fund expenses.

          (g) The Adviser may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Adviser hereunder.

     8. NO SHORTING; NO BORROWING. The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the Investment Company Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund's assets in connection with any borrowing not directly for the Fund's benefit. For this purpose, failure to pay any amount due and payable to the Fund for a period of more than thirty (30) days shall constitute a borrowing.

     9. CONFLICTS WITH THE FUND'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Declaration of Trust, as amended, Bylaws, as amended, the principles of Shari`ah law as interpreted by the Azzad Shari`ah Board, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of its responsibility for and control of the conduct of the affairs of the Fund. In this connection, the Adviser acknowledges that the Trustees retain ultimate plenary authority over the Fund and may take any and all actions necessary and reasonable to protect the interests of shareholders.

     10. REPORTS AND ACCESS. Upon reasonable notice, the Adviser agrees to supply such information to the Administrator and to permit such compliance inspections by the Administrator as shall be reasonably necessary to permit the Administrator to satisfy its obligations and respond to the reasonable requests of the Trustees. Any such information supplied by the Adviser, and any such compliance inspections conducted by the Administrator, shall be supplied or conducted, as the case may be, at a mutually agreed upon time.

     11. SHAREHOLDER LIST. The Adviser shall have access to a current list of shareholders of the Fund at any time to solicit proxies on its behalf.

     12. ADVISER'S LIABILITIES AND INDEMNIFICATION.

          (a) The Adviser shall have responsibility for the accuracy of the statements in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) relating to the Adviser's business, and shall have no liability for information supplied by the Administrator or the Fund or another third party for inclusion therein. The Adviser shall be given reasonable time to review and comment upon any such offering materials.

          (b) The Adviser shall be liable to the Fund for any loss (including brokerage charges) incurred by the Fund as a result of any investment made by the Adviser that is not in accordance with the Fund's objectives and policies as set forth in the Fund's offering documents or in violation of any applicable securities laws.

          (c) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

          (d) Each party to this Agreement shall indemnify and hold harmless the other party and the shareholders, directors, trustees, officers and employees of the other party (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

          (e) No provision of this Agreement shall be construed to protect any Trustees of the Company or officer of the Fund, or officer or director of the Adviser, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

     13. NON-EXCLUSIVITY; TRADING FOR ADVISER'S OWN ACCOUNT. The Adviser may act as investment adviser for any other person, and shall not in any way be limited or restricted from having, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Adviser expressly represents that it will undertake no activities which will adversely affect the performance of its obligations to the Fund under this Agreement; and provided further that the Adviser will adhere to a code of ethics governing employee trading and trading for proprietary accounts that conforms to the requirements of the Investment Company Act and the Investment Advisers Act of 1940 and has been approved by the Company's Board of Trustees.

     14. TERM. This Agreement shall take effect on the date first set forth above and, unless terminated as herein provided, shall remain in force for two years (the "Initial Term"). This Agreement shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after the Initial Term is specifically approved at least annually in accordance with the requirements of the Investment Company Act as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     15. TERMINATION; NO ASSIGNMENT.

          (a) This Agreement may be terminated by the Fund at any time without payment of any penalty, by the Board of Trustees of the Company or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser, and by the Adviser upon sixty (60) days' written notice to the Fund. In the event of a termination, the Adviser shall cooperate in the orderly transfer of the Fund's affairs and, at the request of the Board of Trustees, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund. (b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the Investment Company Act.

     16. OBLIGATION OF THE TRUST. A copy of the Charter of the Company is on file with the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Board of Trustees of the Company as the Board of Trustees, and that the obligations of this Agreement are not binding upon any of the Board of Trustees, officers, or shareholders of the Company individually but binding only upon the assets and property of the Fund.

     17. RIGHTS TO THE USE OF NAMES. The parties to this Agreement hereby acknowledge that the prefix to the name of the Fund, "Azzad," is the exclusive property of the Adviser and is not the property of the Fund. In the event that this Agreement is terminated by either party to this Agreement, the Fund, to the extent that it continues to exist, shall discontinue the use of the name "Azzad" and change its name within thirty (30) days of such termination.

     The Fund acknowledges that the Adviser holds a license from Dow Jones with respect to the use of the Dow Jones Market Extra Liquid Index, a sub-index of the Dow Jones Islamic Market Index, and that this Agreement does not grant any rights to the Fund in that license. To the extent this Agreement is terminated, the Fund will have no further rights to the use of that license and agrees to immediately take steps to discontinue use thereof.

     18. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     19. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     20. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all on the day and year first above written.

AZZAD FUNDS                             AZZAD ASSET MANAGEMENT, INC.
on behalf of its series,
Azzad Ethical Income Fund

By: ______________________________      By: ______________________________
    Qamaruddin Ali Yar Khan                 Bashar Qasem
    President                               President

                                                                       EXHIBIT B

                                   AZZAD FUNDS
                             SUB-ADVISORY AGREEMENT

     THIS SUB-ADVISORY AGREEMENT, dated as of _________ __, 2002, is between Azzad Asset Management, Inc., a Delaware corporation (the "Adviser"), and Wright Investors' Service, Inc., a Connecticut corporation (the "Sub-Adviser").

     WHEREAS, the Adviser acts as the investment manager to the Azzad Income Fund (the "Fund"), a series of the Azzad Funds, a Massachusetts business trust (the "Trust"), pursuant to an Investment Advisory Agreement dated as of _______ __, 2002 (the "Advisory Agreement"), a copy of which has been provided to the Sub-Adviser; and

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Fund; and

     WHEREAS, the Adviser and the Sub-Adviser desire to enter into this Investment Advisory Agreement (the "Agreement") subject to approval of this Agreement by the Trustees of the Fund and by a majority of the Fund's outstanding voting securities designating the Sub-Adviser as the sub-adviser of the Fund.

     NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

     SECTION 1. APPOINTMENT AND STATUS OF SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund, for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

     SECTION 2. SUB-ADVISER'S DUTIES. Subject to the general supervision of the Trust's Board of Trustees (the "Board") and the Adviser, the Sub-Adviser shall, employing its discretion, manage the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

     (a) The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

     (b) The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;

     (c) The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Fund, shall act in conformity with the Trust's
Declaration of Trust and By-Laws, the Fund's Prospectus and Statement of Additional Information and the applicable provisions of the Advisory Agreement, and with the instructions and directions of the Trust's Board of Trustees and the Adviser and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

     (d) The Sub-Adviser shall determine the securities to be purchased or sold by the Fund and will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities, subject to Section 3 below;

     (e) The Sub-Adviser shall maintain books and records with respect to the securities transactions of the Fund and shall render to the Adviser and the Trust's Board of Trustees such periodic and special reports as the Adviser or the Board may reasonably request; and

     (f)  The  Sub-Adviser   shall  provide  the  Trust's  custodian  with  such
information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian.

     SECTION 3. EXECUTION OF PURCHASE AND SALE ORDERS. The Sub-Adviser shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Sub-Adviser shall not direct orders to an affiliated person of the Sub-Adviser without general prior authorization to use such affiliated broker or dealer from the Board of Trustees and the Adviser. The Sub-Adviser's primary consideration in effecting a securities transaction will be to obtain best execution. In selecting a broker-dealer to execute each particular transaction, the Sub-Adviser may take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Subject to such policies as the Board of Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Sub-Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund or accounts for which the Sub-Adviser has investment discretion. The Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Sub-Adviser, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine, and the Sub-Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made, the amount of such allocation and the basis therefor. The Sub-Adviser is also authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best price and execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.

     On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as of other clients (to the extent that the Sub-Adviser may, in the future, have other clients), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price and execution or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     Subject to the provisions of the 1940 Act and other applicable law, and prior authorization of the Board as described above, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting the Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of any Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund.

     SECTION 4. BOOKS AND RECORDS. The Sub-Adviser shall keep the Trust's books and records required to be maintained by it pursuant to Section 2(e) of this Agreement. The Sub-Adviser agrees that all records which it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

     SECTION 5. EXPENSES OF THE SUB-ADVISER. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities, investments purchased for the Fund (including taxes and brokerage commissions, if any) and expenses incurred by fund counsel. It is understood and agreed that the Sub-Adviser shall not be responsible for expenses of the Fund designated as such in the Advisory Agreement dated as of ________ __, 2002, a copy of which has been provided to the Sub-Adviser.

     SECTION 6. COMPENSATION OF THE SUB-ADVISER. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will pay to the Sub-Adviser as full compensation therefor a monthly fee at the annual rate of 0.30% of the Fund's average daily net assets throughout such month, with a minimum payment of $1,250.00 per month. The investment sub-advisory fee shall be accrued daily by the Fund and paid by the Adviser to the Sub-Adviser on the first business day of the succeeding month. The initial fee under this Agreement shall be payable within thirty days of the first month following the effective date of this Agreement.

     SECTION 7. ADDITIONAL ADVISER RESPONSIBILITIES. The Adviser will provide, at no cost to the Sub-Adviser, unlimited access and usage to all software licenses and updates/upgrades required by the Sub-Adviser to perform its duties, including, without limitation, the Dow Jones Islamic Market Index License and the Investment Shari-A Filtering Application.

     SECTION 8. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser hereby represents and warrants to the Sub-Adviser that: (i) the Adviser has obtained, or will obtain within the agreed upon time, all approvals of the Trustees of the Fund and the shareholders of the Fund necessary for the Adviser to carry out its responsibilities under this Agreement; (ii) the Adviser has all authority necessary to permit Sub-Adviser to access all software and other intellectual property that the Adviser has responsibility for hereunder; and
(iii) there is no litigation, action, investigation or proceeding pending or threatened against the Adviser or the Fund by any regulatory or law-enforcement authority or any private party.

     SECTION 9. LIABILITY OF THE SUB-ADVISER. Neither Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its shareholders in connection with the matters to which this Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     Any person, even though also a director, officer, employee, shareholder, member or agent of Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of Sub-Adviser, or one under Sub-Adviser's control or direction, even though paid by Sub-Adviser.

     SECTION 10. INDEMNIFICATION OF SUB-ADVISER. The Adviser agrees to indemnify and hold harmless the Sub-Adviser, its affiliates and any officers, directors, employees or agents of any of the foregoing from and against any and all losses, claims, damages, liabilities and litigation expenses (including reasonable attorney's fees) arising directly or indirectly out of (i) the Adviser's breach of any representation or warranty made hereunder; (ii) the Adviser's or the Fund's actions or omissions not caused by the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder; (iii) the violation or claimed violation of any intellectual property right as a result of Sub-Adviser's access to and usage of the software in accordance with the licenses granted to Sub-Adviser under Section 7 hereunder; and (iv) any untrue statements or alleged untrue statements of any material fact in any document relating to the Fund filed with the Securities and Exchange Commission or distributed to shareholders or potential shareholders, or the omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except when the statement or omission is based on information provided by the Sub-Adviser.

     SECTION 11. DURATION AND TERMINATION. This Agreement shall take effect on the date first set forth above and, unless terminated as herein provided, shall remain in force for two years (the "Initial Term"). This Agreement shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after the Initial Term is specifically approved at least annually in accordance with the requirements of the 1940 Act as now in effect or as hereafter amended, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation, order or interpretive position.

     This Agreement may, upon at least sixty days' prior written notice, be terminated with respect to the Fund at any time, by either party, without payment of any penalty, by the Adviser or Sub-Advisor, by the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, in any such case on sixty days' prior
written  notice  to  the  other  party  and  the  Trust.   This  Agreement  will
automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

     SECTION 12. AMENDMENT. This Agreement may be amended in writing by mutual consent of the Adviser and the Sub-Adviser, provided that any amendment shall not be effective until the Trust approves the amendment (a) by vote of a majority of those Trustees of the Trustee who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party and (b) if required under then current interpretations of the 1940 Act by the Securities and Exchange Commission, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act).

     SECTION 13. NOTICES. Notices of any kind to be given in writing and shall be duly given if mailed or delivered to the Sub-Adviser at 440 Wheelers Farms Road, Milford, Connecticut 06460, to the Trust at 3130 Fairview Park Drive, Suite 130, Falls Church, Virginia 22042 and to the Adviser at 3130 Fairview Park Drive, Suite 130, Falls

Church, Virginia 22042, or at such other address or to such other individual as shall be specified by the party to be given notice.

     SECTION 14. GOVERNING LAW. (a) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     (c) Any controversy, claim or dispute directly or indirectly arising out of or relating to this Agreement shall be litigated in, and only in, State and Federal courts located in Connecticut, and the parties hereto submit irrevocably to the exclusive jurisdiction of such courts and agree that they are a convenient forum.

     SECTION 15. SEVERABILITY. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

     SECTION 16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 17. BINDING EFFECT. Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

     SECTION 18. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

     SECTION 19. CHANGE OF CONTROL. Sub-Adviser shall notify Adviser and the Trust in writing sufficiently in advance of any change of control; as defined in
Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

     SECTION 20. OTHER BUSINESS. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers or employees who may also be a trustee, officer, partner or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     SECTION 21. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties as to the subject matter hereof and supersedes any and all agreements, representations and warranties, written or oral, regarding such subject matter made prior to the execution of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below on the date and year first above written.

Azzad Asset Management, Inc.                Wright Investors' Service, Inc.


By:__________________________________       By: ________________________________

Name: _______________________________       Name: ______________________________

Title: ______________________________       Title: _____________________________

                                      PROXY

                            AZZAD ETHICAL INCOME FUND
                            (A SERIES OF AZZAD FUNDS)

                 SPECIAL MEETING OF SHAREHOLDERS AUGUST 5, 2002

     This Proxy is being solicited on behalf of the Board of Trustees of Azzad Ethical Income Fund ("Fund"), a series of Azzad Funds ("Trust"). The proxy may be revoked prior to its exercise by filing with the President of the Trust an instrument revoking this proxy or a duly executed Proxy bearing a later date, or by appearing in person and voting at the meeting. The undersigned hereby appoints as proxies Bashar Qasem and Jamal ElBarmil and each of them (with power of substitution) to vote for the undersigned all shares of the undersigned in the Fund at the above referenced meeting and any adjournment thereof, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSALS BELOW. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND.

     YOUR VOTE IS IMPORTANT. Please date and sign this proxy on the reverse side and return it promptly in the enclosed envelope to Champion Fund Services, 14340 Torrey Chase Blvd., Suite 170, Houston, Texas, 77014 or call (877) 881-2750. To vote by facsimile, please send your signed and dated proxy card to (281) 444-5929. If you vote by facsimile, there is no need to return your proxy card by mail.

PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW.

     1. PROPOSAL 1: TO APPROVE A NEW ADVISORY AGREEMENT WITH AZZAD ASSET MANAGEMENT, INC. FOR THE FUND.

          |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

     2. PROPOSAL 2: TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN AZZAD ASSET MANAGEMENT, INC. AND WRIGHT INVESTORS' SERVICE, INC.

          |_|  FOR                |_|  AGAINST                  |_|  ABSTAIN

PLEASE DATE AND SIGN THIS PROXY BELOW AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR FAX IT TO (281) 444-5929.

This proxy will not be valid unless it is dated and signed exactly as instructed below. If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe, Treasurer."

-------------------------------------
Signature

-------------------------------------
Signature (if held jointly)

------------------------      --------------------------------------------------
Date                          Number of Shares Owned as of Record Date (6/30/02)

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense of validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign. The name of the party signing should conform exactly to the name shown on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the account. For example:

ACCOUNT NAME                     VALID SIGNATURE

Corporate Accounts
     (1)  ABC Corp................................ ABC Corp. John Doe, Treasurer
     (2)  ABC Corp................................ John Doe, Treasurer
     (3)  ABC Corp. c/o John Doe, Treasurer....... John Doe
     (4)  ABC Corp. Profit Sharing Plan........... John Doe, Trustee
Partnership Accounts
     (1)  The XYZ Partnership..................... Jane B. Smith, Partner
     (2)  Smith and Jones, Limited Partnership.... Jane B. Smith,
General Partner Trust Accounts
     (1)  ABC Trust Account....................... Jane B. Doe, Trustee
     (2)  Jane B. Doe, Trustee u/t/d 12/18/78..... Jane B. Doe
Custodial or Estate Accounts
     (1)  John B. Smith, Cust. f/b/o
          John B. Smith, Jr. UGMA/UTMA............ John B. Smith
     (2)  Estate of John B. Smith................. John B. Smith, Jr., Executor